Exhibit 99.1

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2016 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2016	Apr. 30, 2016	Jul. 31, 2016	Oct. 31, 2016	Oct. 31, 2016	Jan. 31, 2016	Apr. 30, 2016	Jul. 31, 2016	Oct. 31, 2016	Oct. 31, 2016	Jan. 31, 2016	Apr. 30, 2016	Jul. 31, 2016	Oct. 31, 2016	Oct. 31, 2016
Net revenue: (a)
Enterprise Group	$—	$—	$—	$—	$—	$7,182	$7,159	$6,615	$6,823	$27,779	$(7,182)	$(7,159)	$(6,615)	$(6,823)	$(27,779)
Hybrid IT	6,434	6,418	6,003	6,247	25,102	—	—	—	—	—	6,434	6,418	6,003	6,247	25,102
Intelligent Edge	748	740	611	575	2,674	—	—	—	—	—	748	740	611	575	2,674
Financial Services	776	788	812	814	3,190	776	788	812	814	3,190	—	—	—	—	—
Corporate Investments	176	173	186	59	594	176	172	185	58	591	—	1	1	1	3
Total Segments	8,134	8,119	7,612	7,695	31,560	8,134	8,119	7,612	7,695	31,560	—	—	—	—	—
Elimination of intersegment net revenue and other	(323)	(312)	(274)	(371)	(1,280)	(323)	(312)	(274)	(371)	(1,280)	—	—	—	—	—
Total HPE consolidated and combined net revenue	$7,811	$7,807	$7,338	$7,324	$30,280	$7,811	$7,807	$7,338	$7,324	$30,280	$—	$—	$—	$—	$—
Earnings before taxes: (a) (b)
Enterprise Group	$—	$—	$—	$—	$—	$964	$847	$849	$909	$3,569	$(964)	$(847)	$(849)	$(909)	$(3,569)
Hybrid IT	821	748	749	864	3,182	—	—	—	—	—	821	748	749	864	3,182
Intelligent Edge	39	16	37	(18)	74	—	—	—	—	—	39	16	37	(18)	74
Financial Services	100	74	81	83	338	100	73	80	83	336	—	1	1	—	2
Corporate Investments	(16)	(8)	(7)	(30)	(61)	(76)	(59)	(41)	(64)	(240)	60	51	34	34	179
Total segment earnings from operations	944	830	860	899	3,533	988	861	888	928	3,665	(44)	(31)	(28)	(29)	(132)
Unallocated corporate costs and eliminations (b)	(165)	(203)	(161)	(191)	(720)	(141)	(177)	(134)	(167)	(619)	(24)	(26)	(27)	(24)	(101)
Unallocated stock-based compensation expense (b)	(36)	(33)	(31)	(34)	(134)	(104)	(90)	(86)	(87)	(367)	68	57	55	53	233
Amortization of intangible assets	(80)	(62)	(73)	(57)	(272)	(80)	(62)	(73)	(57)	(272)	—	—	—	—	—
Restructuring charges	(129)	(71)	(89)	(128)	(417)	(129)	(71)	(89)	(128)	(417)	—	—	—	—	—
Acquisition and other related charges	(36)	(43)	(20)	(46)	(145)	(36)	(43)	(20)	(46)	(145)	—	—	—	—	—
Separation costs	(79)	(90)	(75)	(118)	(362)	(79)	(90)	(75)	(118)	(362)	—	—	—	—	—
Gain on H3C & MphasiS divestitures	—	—	2,169	251	2,420	—	—	2,169	251	2,420	—	—	—	—	—
Interest and other, net	(75)	(50)	(68)	(91)	(284)	(75)	(50)	(68)	(91)	(284)	—	—	—	—	—
Tax indemnification adjustments	15	(69)	60	311	317	15	(69)	60	311	317	—	—	—	—	—
Loss from equity interests	—	—	(72)	(4)	(76)	—	—	(72)	(4)	(76)	—	—	—	—	—
Total HPE consolidated and combined earnings before taxes (b)	$359	$209	$2,500	$792	$3,860	$359	$209	$2,500	$792	$3,860	$—	$—	$—	$—	$—

(a) Effective at the beginning of the first quarter of fiscal 2018, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes primarily include: (i) the transfer of the former Servers and Storage business units, the Pointnext and Communications and Media Solutions ("CMS") businesses within the former Technology Services business unit, and the data center networking business within the former Networking business unit, all of which were previously reported within the former Enterprise Group ("EG") segment, to the newly formed Hybrid IT segment; (ii) the transfer of the remaining networking products businesses, which include wireless LAN, campus and branch switching and edge compute within the former Networking business unit, and Aruba services within the former Technology Services business unit, all of which were previously reported within the former EG segment, to the newly formed Intelligent Edge segment; and (iii) the transfer of cloud-related activities previously reported within Corporate Investments to the Hybrid IT segment.
The Company reflected these changes to its segment information retrospectively to the earliest period presented, which primarily resulted in: (i) the transfer of net revenue, related eliminations of intersegment revenues and operating profit from the former Servers and Storage business units, the Pointnext and CMS businesses within the former Technology Services business unit and the data center networking business within the former Networking business unit, all of which were previously reported within the former EG segment, to the Hybrid IT segment; (ii) the transfer of net revenue, related eliminations of intersegment revenues and operating profit from the remaining networking products businesses within the former Networking business unit, and Aruba services within the former Technology Services business unit, all of which were previously reported within the former EG segment, to the Intelligent Edge segment; and (iii) the transfer of the operating loss from cloud-related activities previously reported within Corporate Investments to the Hybrid IT segment.

These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.
(b) Effective at the beginning of the first quarter of fiscal 2018, the Company implemented certain changes to its allocation methodology for stock-based compensation expense and certain corporate costs, which align to its segment financial reporting and are consistent with the manner in which the operating segments will be evaluated for performance on a prospective basis.
The Company reflected these changes retrospectively to the earliest period presented, which resulted in: (i) the transfer of a portion of stock-based compensation expense, which under the prior allocation methodology was not allocated to the segments, to the Hybrid IT, Intelligent Edge and Financial Services segments; and (ii) the transfer of certain corporate function costs previously allocated to the segments to unallocated corporate costs.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated and combined earnings from operations, net earnings or net earnings per share.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2016 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2016	Apr. 30, 2016	Jul. 31, 2016	Oct. 31, 2016	Oct. 31, 2016	Jan. 31, 2016	Apr. 30, 2016	Jul. 31, 2016	Oct. 31, 2016	Oct. 31, 2016	Jan. 31, 2016		Apr. 30, 2016		Jul. 31, 2016		Oct. 31, 2016		Oct. 31, 2016
Segment operating margin:(a)(b)
Enterprise Group	—%	—%	—%	—%	—%	13.4%	11.8%	12.8%	13.3%	12.8%	(13.4	pts)	(11.8	pts)	(12.8	pts)	(13.3	pts)	(12.8	pts)
Hybrid IT	12.8%	11.7%	12.5%	13.8%	12.7%	—%	—%	—%	—%	—%	12.8	pts	11.7	pts	12.5	pts	13.8	pts	12.7	pts
Intelligent Edge	5.2%	2.2%	6.1%	(3.1)%	2.8%	—%	—%	—%	—%	—%	5.2	pts	2.2	pts	6.1	pts	(3.1	pts)	2.8	pts
Financial Services	12.9%	9.4%	10.0%	10.2%	10.6%	12.9%	9.3%	9.9%	10.2%	10.5%	—		0.1	pts	0.1	pts	—		0.1	pts
Corporate Investments (c)	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM		NM		NM		NM		NM
Total segment earnings from operations	11.6%	10.2%	11.3%	11.7%	11.2%	12.1%	10.6%	11.7%	12.1%	11.6%	(0.5	pts)	(0.4	pts)	(0.4	pts)	(0.4	pts)	(0.4	pts)

(a) Effective at the beginning of the first quarter of fiscal 2018, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes primarily include: (i) the transfer of the former Servers and Storage business units, the Pointnext and CMS businesses within the former Technology Services business unit, and the data center networking business within the former Networking business unit, all of which were previously reported within the former EG segment, to the newly formed Hybrid IT segment; (ii) the transfer of the remaining networking products businesses, which include wireless LAN, campus and branch switching and edge compute within the former Networking business unit, and Aruba services within the former Technology Services business unit, all of which were previously reported within the former EG segment, to the newly formed Intelligent Edge segment; and (iii) the transfer of cloud-related activities previously reported within Corporate Investments to the Hybrid IT segment.
The Company reflected these changes to its segment information retrospectively to the earliest period presented, which primarily resulted in: (i) the transfer of net revenue, related eliminations of intersegment revenues and operating profit from the former Servers and Storage business units, the Pointnext and CMS businesses within the former Technology Services business unit and the data center networking business within the former Networking business unit, all of which were previously reported within the former EG segment, to the Hybrid IT segment; (ii) the transfer of net revenue, related eliminations of intersegment revenues and operating profit from the remaining networking products businesses within the former Networking business unit, and Aruba services within the former Technology Services business unit, all of which were previously reported within the former EG segment, to the Intelligent Edge segment; and (iii) the transfer of the operating loss from cloud-related activities previously reported within Corporate Investments to the Hybrid IT segment.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.
(b) Effective at the beginning of the first quarter of fiscal 2018, the Company implemented certain changes to its allocation methodology for stock-based compensation expense and certain corporate costs, which align to its segment financial reporting and are consistent with the manner in which the operating segments will be evaluated for performance on a prospective basis.
The Company reflected these changes retrospectively to the earliest period presented, which resulted in: (i) the transfer of a portion of stock-based compensation expense, which under the prior allocation methodology was not allocated to the segments, to the Hybrid IT, Intelligent Edge and Financial Services segments; and (ii) the transfer of certain corporate function costs previously allocated to the segments to unallocated corporate costs.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated and combined earnings from operations, net earnings or net earnings per share.
(c) “NM” represents not meaningful.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2017 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2017	Apr. 30, 2017	Jul. 31, 2017	Oct. 31, 2017	Oct. 31, 2017	Jan. 31, 2017	Apr. 30, 2017	Jul. 31, 2017	Oct. 31, 2017	Oct. 31, 2017	Jan. 31, 2017	Apr. 30, 2017	Jul. 31, 2017	Oct. 31, 2017	Oct. 31, 2017
Net revenue: (a)
Enterprise Group	$—	$—	$—	$—	$—	$6,325	$6,243	$6,791	$6,852	$26,211	$(6,325)	$(6,243)	$(6,791)	$(6,852)	$(26,211)
Hybrid IT	5,755	5,637	6,080	6,155	23,627	—	—	—	—	—	5,755	5,637	6,080	6,155	23,627
Intelligent Edge	570	606	711	697	2,584	—	—	—	—	—	570	606	711	697	2,584
Financial Services	823	872	897	1,010	3,602	823	872	897	1,010	3,602	—	—	—	—	—
Corporate Investments	—	—	—	3	3	—	—	—	3	3	—	—	—	—	—
Total segments	7,148	7,115	7,688	7,865	29,816	7,148	7,115	7,688	7,865	29,816	—	—	—	—	—
Elimination of intersegment net revenue and other	(246)	(307)	(187)	(205)	(945)	(246)	(307)	(187)	(205)	(945)	—	—	—	—	—
Total HPE consolidated net revenue	$6,902	$6,808	$7,501	$7,660	$28,871	$6,902	$6,808	$7,501	$7,660	$28,871	$—	$—	$—	$—	$—
Earnings before taxes: (a) (b)
Enterprise Group	$—	$—	$—	$—	$—	$802	$548	$634	$723	$2,707	$(802)	$(548)	$(634)	$(723)	$(2,707)
Hybrid IT	733	457	482	602	2,274	—	—	—	—	—	733	457	482	602	2,274
Intelligent Edge	16	46	104	87	253	—	—	—	—	—	16	46	104	87	253
Financial Services	76	77	69	77	299	78	78	70	78	304	(2)	(1)	(1)	(1)	(5)
Corporate Investments	(33)	(28)	(24)	(21)	(106)	(43)	(38)	(34)	(27)	(142)	10	10	10	6	36
Total segment earnings from operations	792	552	631	745	2,720	837	588	670	774	2,869	(45)	(36)	(39)	(29)	(149)
Unallocated corporate costs and eliminations (b)	(96)	(124)	(88)	(100)	(408)	(72)	(100)	(64)	(74)	(310)	(24)	(24)	(24)	(26)	(98)
Unallocated stock-based compensation expense (b)	(43)	(24)	(23)	(20)	(110)	(112)	(84)	(86)	(75)	(357)	69	60	63	55	247
Amortization of intangible assets	(66)	(72)	(97)	(86)	(321)	(66)	(72)	(97)	(86)	(321)	—	—	—	—	—
Restructuring charges	(83)	(69)	(152)	(113)	(417)	(83)	(69)	(152)	(113)	(417)	—	—	—	—	—
Transformation costs	—	—	(31)	(328)	(359)	—	—	(31)	(328)	(359)	—	—	—	—	—
Disaster charges	—	—	—	(93)	(93)	—	—	—	(93)	(93)	—	—	—	—	—
Acquisition and other related charges	(44)	(50)	(56)	(53)	(203)	(44)	(50)	(56)	(53)	(203)	—	—	—	—	—
Separation costs	(11)	(30)	(5)	(202)	(248)	(11)	(30)	(5)	(202)	(248)	—	—	—	—	—
Defined benefit plan settlement charges and remeasurement (benefit)	4	12	22	26	64	4	12	22	26	64	—	—	—	—	—
Interest and other, net	(78)	(86)	(87)	(76)	(327)	(78)	(86)	(87)	(76)	(327)	—	—	—	—	—
Tax indemnification adjustments	(18)	7	10	(2)	(3)	(18)	7	10	(2)	(3)	—	—	—	—	—
Loss from equity interests	(22)	(3)	1	1	(23)	(22)	(3)	1	1	(23)	—	—	—	—	—
Total HPE consolidated earnings before taxes (b)	$335	$113	$125	$(301)	$272	$335	$113	$125	$(301)	$272	$—	$—	$—	$—	$—

(a) Effective at the beginning of the first quarter of fiscal 2018, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes primarily include: (i) the transfer of the former Servers and Storage business units, the Pointnext and CMS businesses within the former Technology Services business unit, and the data center networking business within the former Networking business unit, all of which were previously reported within the former EG segment, to the newly formed Hybrid IT segment; (ii) the transfer of the remaining networking products businesses, which include wireless LAN, campus and branch switching and edge compute within the former Networking business unit, and Aruba services within the former Technology Services business unit, all of which were previously reported within the former EG segment, to the newly formed Intelligent Edge segment; and (iii) the transfer of cloud-related activities previously reported within Corporate Investments to the Hybrid IT segment.
The Company reflected these changes to its segment information retrospectively to the earliest period presented, which primarily resulted in: (i) the transfer of net revenue, related eliminations of intersegment revenues and operating profit from the former Servers and Storage business units, the Pointnext and CMS businesses within the former Technology Services business unit and the data center networking business within the former Networking business unit, all of which were previously reported within the former EG segment, to the Hybrid IT segment; (ii) the transfer of net revenue, related eliminations of intersegment revenues and operating profit from the remaining networking products businesses within the former Networking business unit, and Aruba services within the former Technology Services business unit, all of which were previously reported within the former EG segment, to the Intelligent Edge segment; and (iii) the transfer of the operating loss from cloud-related activities previously reported within Corporate Investments to the Hybrid IT segment.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b) Effective at the beginning of the first quarter of fiscal 2018, the Company implemented certain changes to its allocation methodology for stock-based compensation expense and certain corporate costs, which align to its segment financial reporting and are consistent with the manner in which the operating segments will be evaluated for performance on a prospective basis.
The Company reflected these changes retrospectively to the earliest period presented, which resulted in: (i) the transfer of a portion of stock-based compensation expense, which under the prior allocation methodology was not allocated to the segments, to the Hybrid IT, Intelligent Edge and Financial Services segments; and (ii) the transfer of certain corporate function costs previously allocated to the segments to unallocated corporate costs.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated and combined earnings from operations, net earnings or net earnings per share.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2017 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2017	Apr. 30, 2017	Jul. 31, 2017	Oct. 31, 2017	Oct. 31, 2017	Jan. 31, 2017	Apr. 30, 2017	Jul. 31, 2017	Oct. 31, 2017	Oct. 31, 2017	Jan. 31, 2017		Apr. 30, 2017		Jul. 31, 2017		Oct. 31, 2017		Oct. 31, 2017
Segment operating margin:(a) (b)
Enterprise Group	—%	—%	—%	—%	—%	12.7%	8.8%	9.3%	10.6%	10.3%	(12.7	pts)	(8.8	pts)	(9.3	pts)	(10.6	pts)	(10.3	pts)
Hybrid IT	12.7%	8.1%	7.9%	9.8%	9.6%	—%	—%	—%	—%	—%	12.7	pts	8.1	pts	7.9	pts	9.8	pts	9.6	pts
Intelligent Edge	2.8%	7.6%	14.6%	12.5%	9.8%	—%	—%	—%	—%	—%	2.8	pts	7.6	pts	14.6	pts	12.5	pts	9.8	pts
Financial Services	9.2%	8.8%	7.7%	7.6%	8.3%	9.5%	8.9%	7.8%	7.7%	8.4%	(0.3	pts)	(0.1	pts)	(0.1	)pts	(0.1	)pts	(0.1	)pts
Corporate Investments (c)	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM		NM		NM		NM		NM
Total segment earnings from operations	11.1%	7.8%	8.2%	9.5%	9.1%	11.7%	8.3%	8.7%	9.8%	9.6%	(0.6	pts)	(0.5	pts)	(0.5	pts)	(0.3	pts)	(0.5	pts)

(a) Effective at the beginning of the first quarter of fiscal 2018, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes primarily include: (i) the transfer of the former Servers and Storage business units, the Pointnext and CMS businesses within the former Technology Services business unit, and the data center networking business within the former Networking business unit, all of which were previously reported within the former EG segment, to the newly formed Hybrid IT segment; (ii) the transfer of the remaining networking products businesses, which include wireless LAN, campus and branch switching and edge compute within the former Networking business unit, and Aruba services within the former Technology Services business unit, all of which were previously reported within the former EG segment, to the newly formed Intelligent Edge segment; and (iii) the transfer of cloud-related activities previously reported within Corporate Investments to the Hybrid IT segment.
The Company reflected these changes to its segment information retrospectively to the earliest period presented, which primarily resulted in: (i) the transfer of net revenue, related eliminations of intersegment revenues and operating profit from the former Servers and Storage business units, the Pointnext and CMS businesses within the former Technology Services business unit and the data center networking business within the former Networking business unit, all of which were previously reported within the former EG segment, to the Hybrid IT segment; (ii) the transfer of net revenue, related eliminations of intersegment revenues and operating profit from the remaining networking products businesses within the former Networking business unit, and Aruba services within the former Technology Services business unit, all of which were previously reported within the former EG segment, to the Intelligent Edge segment; and (iii) the transfer of the operating loss from cloud-related activities previously reported within Corporate Investments to the Hybrid IT segment.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.
(b) Effective at the beginning of the first quarter of fiscal 2018, the Company implemented certain changes to its allocation methodology for stock-based compensation expense and certain corporate costs, which align to its segment financial reporting and are consistent with the manner in which the operating segments will be evaluated for performance on a prospective basis.
The Company reflected these changes retrospectively to the earliest period presented, which resulted in: (i) the transfer of a portion of stock-based compensation expense, which under the prior allocation methodology was not allocated to the segment, to the Hybrid IT, Intelligent Edge and Financial Services segments; and (ii) the transfer of certain corporate function costs previously allocated to the segments to unallocated corporate costs.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated and combined earnings from operations, net earnings or net earnings per share.
(c) “NM” represents not meaningful.

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2017 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2017	Apr. 30, 2017	Jul. 31, 2017	Oct. 31, 2017	Oct. 31, 2017	Jan. 31, 2017	Apr. 30, 2017	Jul. 31, 2017	Oct. 31, 2017	Oct. 31, 2017	Jan. 31, 2017	Apr. 30, 2017	Jul. 31, 2017	Oct. 31, 2017	Oct. 31, 2017
Net revenue: (a)
Enterprise Group
Servers	$—	$—	$—	$—	$—	$3,103	$2,991	$3,298	$3,282	$12,674	$(3,103)	$(2,991)	$(3,298)	$(3,282)	$(12,674)
Technology Services	—	—	—	—	—	1,943	1,971	1,947	2,021	7,882	(1,943)	(1,971)	(1,947)	(2,021)	(7,882)
Storage	—	—	—	—	—	730	699	844	871	3,144	(730)	(699)	(844)	(871)	(3,144)
Networking	—	—	—	—	—	549	582	702	678	2,511	(549)	(582)	(702)	(678)	(2,511)
Total Enterprise Group	—	—	—	—	—	6,325	6,243	6,791	6,852	26,211	(6,325)	(6,243)	(6,791)	(6,852)	(26,211)

Hybrid IT
Hybrid IT Product
Compute	3,143	3,033	3,340	3,321	12,837	—	—	—	—	—	3,143	3,033	3,340	3,321	12,837
Storage	764	734	877	905	3,280	—	—	—	—	—	764	734	877	905	3,280
DC Networking	49	45	63	57	214	—	—	—	—	—	49	45	63	57	214
Total Hybrid IT Product	3,956	3,812	4,280	4,283	16,331	—	—	—	—	—	3,956	3,812	4,280	4,283	16,331
Pointnext	1,799	1,825	1,800	1,872	7,296	—	—	—	—	—	1,799	1,825	1,800	1,872	7,296
Total Hybrid IT	5,755	5,637	6,080	6,155	23,627	—	—	—	—	—	5,755	5,637	6,080	6,155	23,627

Intelligent Edge
HPE Aruba Product	503	538	642	624	2,307	—	—	—	—	—	503	538	642	624	2,307
HPE Aruba Services	67	68	69	73	277	—	—	—	—	—	67	68	69	73	277
Total Intelligent Edge	570	606	711	697	2,584	—	—	—	—	—	570	606	711	697	2,584

Financial Services	823	872	897	1,010	3,602	823	872	897	1,010	3,602	—	—	—	—	—
Corporate Investments	—	—	—	3	3	—	—	—	3	3	—	—	—	—	—
Total segments	7,148	7,115	7,688	7,865	29,816	7,148	7,115	7,688	7,865	29,816	—	—	—	—	—
Elimination of intersegment net revenue and other	(246)	(307)	(187)	(205)	(945)	(246)	(307)	(187)	(205)	(945)	—	—	—	—	—
Total HPE consolidated net revenue	$6,902	$6,808	$7,501	$7,660	$28,871	$6,902	$6,808	$7,501	$7,660	$28,871	$—	$—	$—	$—	$—

(a) Effective at the beginning of the first quarter of fiscal 2018, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes primarily include: (i) the transfer of the former Servers and Storage business units, the Pointnext and CMS businesses within the former Technology Services business unit, and the data center networking business within the former Networking business unit, all of which were previously reported within the former EG segment, to the newly formed Hybrid IT segment; (ii) the transfer of the remaining networking products businesses, which include wireless LAN, campus and branch switching and edge compute within the former Networking business unit, and Aruba services within the former Technology Services business unit, all of which were previously reported within the former EG segment, to the newly formed Intelligent Edge segment; and (iii) the transfer of cloud-related activities previously reported within Corporate Investments to the Hybrid IT segment.
The Company reflected these changes to its segment information retrospectively to the earliest period presented, which primarily resulted in: (i) the transfer of net revenue, related eliminations of intersegment revenues and operating profit from the former Servers and Storage business units, the Pointnext and CMS businesses within the former Technology Services business unit and the data center networking business within the former Networking business unit, all of which were previously reported within the former EG segment, to the Hybrid IT segment; (ii) the transfer of net revenue, related eliminations of intersegment revenues and operating profit from the remaining networking products businesses within the former Networking business unit, and Aruba services within the former Technology Services business unit, all of which were previously reported within the former EG segment, to the Intelligent Edge segment; and (iii) the transfer of the operating loss from cloud-related activities previously reported within Corporate Investments to the Hybrid IT segment.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.